EXHIBIT 10(K)(3)

AMENDMENT NO. 2

TO

XEROX CORPORATION

DEFERRED COMPENSATION PLAN FOR DIRECTORS

2007 AMENDMENT AND RESTATEMENT

WHEREAS, Xerox Corporation (the “Company”) has established the Xerox Corporation Deferred Compensation Plan for Directors, 2007 Amendment and Restatement (the “Plan”), and

WHEREAS, the Company desires to amend the Plan,

NOW, THEREFORE, the Plan is hereby amended by amending Section 5 to read in its entirety as follows:

“Section 5. Time of Election To Defer. The election to defer will be made prior to the individual’s commencement of services as a Director for amounts to be earned for the remainder of the calendar year. In the case of an individual currently serving as a Director, the election to defer must be made on or before December 31 of any year for amounts to be earned in a subsequent calendar year or years.”

The foregoing amendment is effective as if originally included in the 2007 Amendment and Restatement of the Plan. In all other respects the Plan shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed as of the 17th day of May, 2010.

XEROX CORPORATION

By:	THOMAS J. MADDISON
Vice President